UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2018

Mobivity Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

55 N. Arizona Place, Suite 310

Chandler, Arizona  85225

(Address of principal executive offices) (zip code)

(866) 282-7660

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01 Entry into a Material Definitive Agreement

On November 14, 2018, we entered into an Asset Purchase Agreement with Belly, Inc., a Delaware corporation, pursuant to which we agreed to purchase from Belly, and Belly agreed to sell to us, certain operating assets relating to Belly’s proprietary digital customer loyalty platform, including client contracts, accounts receivable and intellectual property, in exchange for our payment of $3,000,000, subject to certain post-losing working capital adjustments.  The Asset Purchase Agreement contains customary representations, warranties and indemnities on the part of Belly.  The transactions under the Asset Purchase Agreement closed on November 14, 2018.

In connection with our acquisition of the Belly assets, on November 14, 2018, we entered into a Loan and Security Agreement with Wintrust Bank.  The Loan and Security Agreement provides for a single-term loan to us in the original principal amount of $1,000,000.  Interest accrues on the unpaid principal amount at the rate of prime plus 1.5%.  The loan is a three-year loan and is interest-only payable for the first six months of the loan.  Commencing on May 1, 2019, we will commence monthly payments of principal in the amount of $33,333.33 in addition to the monthly payment of accrued interest.  The loan is secured by all of our assets other than our intellectual property.

The foregoing description is only a summary and is qualified in its entirety by reference to the aforementioned Asset Purchase Agreement and Loan and Security Agreement filed herewith as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference.

 Item 2.01 Completion of Acquisition or Disposition of Assets

On November 14, 2018, we completed our acquisition of certain assets from Belly, Inc.  pursuant to an Asset Purchase Agreement dated November 14, 2018 between us and Belly, Inc.  The terms of the acquisition are reported in Item 1.01 above.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 14, 2018, we borrowed $1,000,000 pursuant to a Loan and Security Agreement dated November 14, 2018 between us and Wintrust Bank.  The terms of the loan are reported in Item 1.01 above.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIVITY HOLDINGS CORP.

November 20, 2018	By:	/s/ Charles B. Mathews
Charles B. Mathews, Chief Financial Officer